068 P1 0121

SUPPLEMENT DATED JANUARY 25, 2021

TO THE PROSPECTUS Dated October 1, 2020

OF

Franklin K2 alternative strategies Fund

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows.

I.          The following language replaces in its entirety the paragraph appearing on the cover page of the prospectus immediately following the table setting forth the Fund’s share classes and ticker symbols:

The U.S. Securities and Exchange Commission (SEC) and the U.S. Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

II.          The following information replaces in its entirety the information appearing under the caption “Exclusion of Investment Manager from Commodity Pool Operator Definition” under the heading “Management” in the “Fund Details” section of the prospectus:

Regulation under the Commodity Exchange Act

The Investment Manager is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Investment Manager’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Investment Manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Investment Manager as the Fund’s CPO, the Investment Manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Investment Manager’s CFTC compliance obligations. However, as a result of CFTC regulations with respect to the Fund, the Fund may incur additional compliance and other expenses. The Investment Manager is also registered as a “commodity trading advisor” (CTA), but relies on an exemption with respect to the Fund from CTA regulations available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies or this prospectus.

Please keep this supplement for future reference.